Income Taxes	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Disclosure of income tax [text block]
(4)	Income Taxes
Income taxes include deferred taxes and current income taxes in the respective countries. They comprise trade taxes, corporate income tax, solidarity surcharge and the equivalent foreign tax charges. As of the reporting date, the statutory corporate income tax rate was 25.0% (19.0% in 2019). This change results from applying a weighted average tax rate compared to a statutory tax rate in prior years.
The income tax expense recognized in the statement of income is as follows:

($ in millions)	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019	Year ended Dec. 31, 2018
Current income tax	(83.4)	(80.5)	(80.1)
Deferred income tax benefits	19.1	25.8	27.7

Total tax expense	(64.3)	(54.8)	(52.4)

As of the reporting date, the Atotech Group maintains unused corporate income tax losses and interest carry-forward of $461 million (2019: $307 million). Thereof an amount of $458 million (2019: 297 million) cannot be utilized in the foreseeable future, since there will not be enough profit to be offset. The non-usable
amount is mainly attributable to the Netherlands ($413 million), Germany ($34 million) and the United States ($11 million). The Company’s net operating losses have no expiration date.
The reasons for differences between expected tax expenses in the Group are as follows:

($ in millions)	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019	Year ended Dec. 31, 2018
Consolidated net income/loss	(289.4)	7.6	(23.7)
Income taxes	(64.3)	(54.8)	(52.4)

Income (loss) before income taxes	(225.1)	62.3	28.7

Statutory tax rate	25.0%	19.0%	19.0%

Expected tax expense	56.3	(11.8)	(5.5)

Difference between expected and foreign income tax rates	0.4	(8.5)	(8.8)
Difference due to change of statutory tax rate	1.2	2.7	(0.6)
Impairment loss on Goodwill	(71.1)	—	—
Deferred tax not recognized	(34.0)	(24.9)	(24.7)
Permanent differences	(19.2)	(13.2)	(14.7)
Prior-year effects	2.8	1.9	2.1
Other	(0.7)	(1.0)	(0.2)

Income tax expense	(64.3)	(54.8)	(52.4)

For the reporting period, the effective tax rate is negative 28.6%, compared to 88.0% for 2019 and 182.6% for 2018. In the reporting period the difference to the statutory tax rate is mainly resulting from an Impairment on Goodwill with a negative tax effect of $71.1 million. For each reporting period, the difference to the statutory tax rate is impacted by financing expenses incurred in our holding companies which cannot be offset against taxable profits, leading to a difference for unrecognized deferred taxes of $34.0 million ($24.9 million in 2019 and $24.7 million in 2018). Permanent differences of $19.2 million in the current reporting period ($13.2 million in 2019 and $14.7 million in 2018) result from withholding taxes, changes in provisions for uncertain tax positions and related interest, which are non-deductible
for tax purposes. Deferred tax assets for future tax reductions resulting from the expected utilization of existing unused tax losses and comparable items in subsequent years were only recognized, as far as their realization is sufficiently probable. In the reporting period, prior-year effects include current income taxes of $2.6 million.